UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 5, 2007
Date of Earliest Event Reported: May 30, 2007

WORLD WASTE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-11476	95-3977501
(Commission File Number)	(I.R.S. Employer Identification No.)

13500 Evening Creek Drive, Suite 440, San Diego, California	92128
(Address of Principal Executive Offices)	(Zip Code)

(858) 391-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01 Regulation FD Disclosure

Beginning on May 30, 2007, and at other times thereafter World Waste Technologies, Inc. (the “Company”) intends to present or distribute a PowerPoint slide presentation entitled Corporate Presentation to the investment community. The PowerPoint slide presentation is accessible on the Company’s website at www.worldwastetech.com attached as Exhibit 99.1 hereto. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. None of such information shall be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	PowerPoint Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 5, 2007	WORLD WASTE TECHNOLOGIES, INC.
	By:	/s/ David Rane David Rane Chief Financial Officer